Exhibit 10.9

THE COMMUNITY TRUST BANCORP, INC.

AMENDED AND RESTATED

VOLUNTARY DEFERRED COMPENSATION PLAN

July 22, 2008

THE COMMUNITY TRUST BANCORP, INC.

AMENDED AND RESTATED

VOLUNTARY DEFERRED COMPENSATION PLAN

1.
Purpose of Plan.  The purpose of this Amended and Restated Voluntary Deferred Compensation Plan (the “Plan”) is to enable selected members of management of Community Trust Bancorp, Inc. and its operating subsidiaries (the “Company”) to defer some or all of their annual incentive compensation awards (“Compensation”).

2.	Eligibility. Participants in the Senior Management Incentive Compensation Plan are eligible for the Plan.

3.
Manner of Election.  Any person wishing to participate in the Plan must file with the Principal Financial Officer of the Corporation a written notice on the Deferral Election Form attached as Exhibit A, electing to defer payment of Compensation (an “election”).  An effective election must be made by the participant no later than the earlier of (i) the date which is six months prior to the end of the Award Period (as defined in the applicable Senior Management Incentive Compensation Plan), or (ii) the date the Compensation payable pursuant to the Senior Management Incentive Compensation Plan becomes “readily ascertainable,” as defined in Treas. Reg. § 1.409A-2(a)(8).  An effective election may not be revoked or modified with respect to Compensation payable for the calendar year for which such election is effective; and such election, unless terminated or modified as described below, shall apply to Compensation payable with respect to each subsequent calendar year.  An effective deferral election may be terminated or modified for any subsequent calendar year by the filing, as described above, of either a new election, in regard to modifications, or a Notice of Termination, on the form attached as Exhibit B, in regard to terminations, on or before December 31 immediately preceding the calendar year for which such modification or termination is to be effective.  An effective election shall also terminate on the date a person ceases to be employed with the Company.  A person for whom an effective election is terminated may thereafter file a new election for future calendar years for which such person is eligible to participate in the Plan.

4.
Compensation Account.  The amount of any Compensation deferred in accordance with an election shall be credited to a deferred compensation account maintained by the Company in the name of each participant.  The deferred compensation account shall remain a part of the general funds of the Company and nothing contained in this Plan shall be deemed to create a trust or fund of any kind or create any fiduciary relationship.

5.
Adjustment of Deferred Compensation Account.  As of each Accounting Date (as defined below), the deferred compensation account for each participant shall be adjusted for the period elapsed since the last preceding Accounting Date as follows:

(a)	First, the account shall be charged with any distribution made during the period in accordance with Paragraph 7, below.

(b)	Then, the account shall be credited with the Interest Factor for that period,as defined in Paragraph 6, below.

(c)	Finally, the account shall be credited with the amount, if any, of anycompensation deferred during that period in accordance with an effectiveelection under Paragraph 3, above.

For purposes of the Plan, the term “Accounting Date” means the last day of each calendar quarter.

6.
Interest Factor.  As of any Accounting Date, the term “Interest Factor” means (1) 25% of the interest rate on a three-year Treasury Note as published by The Wall Street Journal under the Key Interest Rate section (or comparable section) for the most current week ended, or (2) the total return of the common stock of the Company since the most recent Accounting Date.  The participant shall designate the applicable interest factor when completing the Deferral Election Form.  The interest factor shall be applied to the participant’s entire deferred compensation account (rather than to a separate account maintained for each year’s Deferral Election).

7.
Manner of Payment.  A participant’s deferred compensation will be paid to the participant or, in the event of death, to the participant’s designated beneficiary.  A participant shall designate on the applicable Deferral Election form whether the deferred compensation shall be paid in a lump sum or in quarterly installments for up to fifteen years.  Once such designation is made with respect to a particular Compensation payment, the participant may not change the designation.  The amount of the quarterly payments will be determined by dividing the account balance at the time payments commence by the number of payments elected.  The balance of the account shall be appropriately reduced in accordance with Paragraph 5, above, to reflect the installment payments made.  Amounts held pending distribution pursuant to this Paragraph 7 shall continue to be credited with the Interest Factor described in Paragraph 6, above.  In no event may a participant change the time and manner of payment

8.	Payment Commencement Date. Payments of amounts deferred pursuant to an election under the Plan shall commence on the date specified on the Participant’s applicable Deferral Election Form.

9.
Beneficiary Designation.  The participant shall designate, on the Beneficiary Designation Form attached as Exhibit C, any person to whom payments are to be made if the participant dies before receiving payment of all amounts due hereunder.  A beneficiary designation will be effective only after the signed Beneficiary Designation Form is filed with the Principal Financial Officer of the Corporation and will cancel all beneficiary designations signed and filed earlier.

10.
Non-Alienability of Benefits.  Neither the participant nor any beneficiary designated by the participant shall have any right to, directly or indirectly, alienate, assign or encumber any amount that is or may be payable hereunder.

11.
Administration of Plan.  Full power and authority to construe, interpret and administer the Plan shall be vested in the Corporation’s Compensation Committee.  Decisions of the Committee shall be final, conclusive and binding upon all parties.  Notwithstanding the terms of an election made by a participant hereunder, the Compensation Committee of the Corporation may, in its sole discretion, change the terms of such election upon the request of a participant or the participant’s representative, or a participant’s beneficiary or such beneficiary’s representative, in the event of severe financial hardship.

12.	Governing Law. The provisions of this Plan shall be interpreted and construed in accordance with the laws of the Commonwealth of Kentucky.

13.
Effective Date.  This Plan shall become effective on July 22, 2008.  The Plan may be amended or terminated at any time by the Compensation Committee of the Corporation, provided that no such amendment or termination shall adversely affect the amounts in any deferred compensation account.

Exhibit A

THE COMMUNITY TRUST BANCORP, INC.

VOLUNTARY DEFERRED COMPENSATION AGREEMENT

DEFERRAL ELECTION

WHEREAS, you have been employed by The Community Trust Bancorp, Inc., or its operating subsidiaries (hereinafter known as the “Company”) in a professional capacity and have discharged your duties in a capable and efficient manner resulting in substantial benefits to the Company; and

WHEREAS, the Company desires to retain the services of its key personnel and to provide reward and incentive to those who contribute to the success of the business of the Company by their ability, industry, loyalty, inventiveness, and special services;

WHEREAS, the Company has established management incentive compensation programs for certain eligible employees;

WHEREAS, the Company has adopted an Amended and Restated Voluntary Deferred Compensation Plan, (hereinafter known as the “Plan”),

WHEREAS, the Plan permits certain eligible employees to defer receipt of all or a portion of their annual incentive compensation for a period of time;

WHEREAS, you are eligible to participate in this Plan:

NOW, THEREFORE, BY COMPLETION OF THIS FORM, I, ______________________________, a participant in the Plan, do elect to defer

_______________% of annual incentive award payment to which I may become entitled with respect to services I perform for the Company for the year ________.  I understand that this Deferral Election remains in effect until I (1) amend it by filing a new Deferral Election form, or (2) terminate it by filing a Notice of Termination.

Such deferral shall be subject to the following terms and conditions:

1.	The amount covered by this election shall be paid in _______ (1-60) quarterly installments
(1 quarterly installment is deemed to be a lump sum payment).

2.	The lump sum payment or first quarterly installment shall be deferred until

(Check One)

(a)	_____	Three years after the end of the Plan Year for which incentive compensation was deferred

(b)	_____	Five years after the end of the Plan Year for which incentive compensation was deferred

(c)	_____	Ten years after the end of the Plan Year for which incentive compensation was deferred

(d)	_____	Fifteen years after the end of the Plan Year for which incentive compensation was deferred

(e)	_____	Six months after termination of my employment with the Company

3.	My deferred compensation account shall be credited with interest equal to

(Check One)

(a)	_____	the amount payable on a three-year Treasury Bill;

(b)	_____	the total return of the common stock of the Company.

4.
This election shall be subject to the Plan and any amendments thereto which are in effect at the time of this election.  All of the terms and conditions of said Plan are incorporated by reference hereto.

5.
This election shall remain in effect until amended or terminated by me under the terms of the the Plan.  However, any rescission of this deferral for the fiscal year stated above must be made prior to the time payment would have been made to me had I not elected to defer amounts under this Agreement.

6.	This Agreement shall be governed by the laws of the Commonwealth of Kentucky.

IN WITNESS WHEREOF, I affix my signature hereto this ________ day of _______________, 20___.

________________________________________
Participant

COMMUNITY TRUST BANCORP, INC.

By: __________________________________

Title: _________________________________

 Exhibit B

NOTICE OF TERMINATION

Principal Financial Officer
Community Trust Bancorp, Inc.
P.O. Box 2947
Pikeville, KY  41502-2947

Re:  Amended and Restated Voluntary Deferred Compensation Agreement

Pursuant to the provisions of the Plan, I hereby terminate my participation in the Plan, effective as of January 1, 20___.

Date: _______________________                                                                                     Signature:  ________________________________

 Exhibit C

BENEFICIARY DESIGNATION

Principal Financial Officer
Community Trust Bancorp, Inc.
P.O. Box 2947
Pikeville, KY  41502-2947

Re:  Amended and Restated Voluntary Deferred Compensation Agreement

Any compensation which was deferred under the Plan and remains unpaid at my death shall be paid to the following primary beneficiary:

________________________________________                                                                                                                     _____________________________
Name                                                                                                Relationship

______________________________________________________________________________
Address

If the named primary beneficiary predeceases me, I designate the following persons as contingent beneficiary, in the order shown below, to receive any such unpaid deferred compensation.

________________________________________                                                                                                                     _____________________________
Name                                                                                                Relationship

______________________________________________________________________________
Address

________________________________________                                                                                                                     _____________________________
Name                                                                                                Relationship

______________________________________________________________________________
Address

________________________________________                                                                                                                     _____________________________
Name                                                                                                Relationship

______________________________________________________________________________
Address

This supersedes any previous beneficiary designation made by me with respect to deferred compensation under the Plan.  I reserve the right to change the beneficiary in accordance with the terms of the Plan.

Date:  ______________________                                                                                     Signature:  ________________________________

Witness:  ______________________________________